Filed pursuant to Rule 497
File No. 333-229007

Up to $200,000,000
6.375% Series A Term Preferred Stock Due 2025, Par Value $0.01 Per Share,
6.250% Series B Term Preferred Stock Due 2023, Par Value $0.01 Per Share,
6.625% Series C Term Preferred Stock Due 2024, Par Value $0.01 Per Share, or
7.000% Series D Term Preferred Stock Due 2029, Par Value $0.01 Per Share

Pricing Supplement No. 8 - Dated Monday, June 17, 2019
(To: Prospectus Dated April 26, 2019)

Series	CUSIP Number	Dividend Type	Dividend Rate	Div. Freq,	Optional Redemption Date	Term Redemption Date	Public Offering Price	Current Yield	Gross Concession	Dealer Cost	1st or Next Div. Date	Ticker Symbol	Last Closing Price	Product Ranking	Egan-Jones Private Rating†
D	74274W400	Fixed Cumulative	7.000%	QTLY	3/31/2022	6/30/2029	$25.00	7.000%	3.125%	$24.50	6/30/2019	Applied(2)	N/A	(1)	AA-
Redemption Information: Callable at 100.000% of the liquidation preference plus accrued but unpaid dividends on or after March 31, 2022.
† A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

(1) The Series A, Series B, Series C and Series D Term Preferred Stock rank pari passu, or equally, in right of payment with our issued and outstanding shares of preferred stock, senior in right of payment to our common stock and are subordinated in right of payment to our existing and future senior indebtedness.

(2) We applied to list the Series D Term Preferred Stock on the New York Stock Exchange (the “NYSE”) under the ticker symbol “PRIFD” on May 30, 2019.
Trade Date: Monday, June 24, 2019 @ 12:00 PM ET
Settlement Date: Wednesday, June 26, 2019
Initial trades settle flat and clear SDFS: DTC Book Entry only
Purchasing Agent and Agent: Incapital LLC and Ladenburg Thalmann & Co. Inc.

The Series A, Series B, Series C and Series D Term Preferred Stock, as applicable, purchased by the Agents on behalf of level-fee accounts may be sold to such accounts at the public offering prices specified above, less a sales concession, in which case, such Agents may not retain all or a portion of the sales concession as compensation.This pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus, including among other things the section entitled “Risk Factors” beginning on page 20 of such prospectus. This pricing supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended, the “SAI”, containing additional information about us. We also file annual and semi-annual reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priority-incomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus, and you should not consider it part of this prospectus. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of the Series A, B, C and D Term Preferred Stock, you should read the discussion of the principal risks of investing in the Series A, B, C and D Term Preferred Stock, which are summarized in “Risk Factors” beginning on page 20 of this prospectus, including the following:

•
Until such time the Series D Term Preferred Stock is listed on the NYSE, shares of Series D Term Preferred Stock will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	Until such time the Series D Term Preferred Stock is listed on the NYSE, if you are able to sell your shares of Series D Term Preferred Stock, you will likely receive less than your purchase price.

•
Our Series D Term Preferred Stock is not currently listed on any securities exchange, and we do not expect a secondary market in the shares to develop until such time that a listing application is approved by the NYSE.

•	An investment in our Series D Term Preferred Stock will not be suitable for investors that require short-term liquidity until such time the Series D Term Preferred Stock is listed on the NYSE.

•
Though the Series A, B and C Term Preferred Stock are listed on the NYSE, and even if shares of the Series D Term Preferred Stock are listed on the NYSE, such shares may be thinly traded and you may experience losses if you sell on the secondary market under these conditions.

•	Investors who purchase shares of the Series A, B, C and D Term Preferred Stock at a premium to the liquidation preference may experience losses under certain circumstances.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Priority Income Fund, Inc. and any subsidiary of Priority Income Fund Inc. are not guaranteed by the full faith and credit of the United States of America. Neither Priority Income Fund, Inc. nor any subsidiary of Priority Income Fund, Inc. is a government-sponsored enterprise or an instrumentality of the United States of America.
Recent Developments:
On June 14, 2019, the last sale price of our Series A Term Preferred Stock as reported on the NYSE was $24.93 per share, Series B Term Preferred Stock as reported on the NYSE was $25.00 per share and Series C Term Preferred Stock as reported on the NYSE was $25.04 per share.

During the period from April 29, 2019 through June 17, 2019, we sold an aggregate amount of $3.5 million of Series A Term Preferred Stock and $20.8 million of Series D Term Preferred Stock through this offering resulting in net proceeds of $23.6 million. As of the date hereof, we have outstanding an aggregate amount of $37.5 million of Series A Term Preferred Stock, $25.0 million of Series B Term Preferred Stock, $40.25 million of Series C Term Preferred Stock and $20.8 million of Series D Term Preferred Stock.
As described in the Prospectus, we have entered into the Merger Agreement to acquire Stira Alcentra. The merger closed on May 10, 2019.